                                   FORM 8-K

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      February 14, 1997
                                                  -------------------------

                                  HUNTCO INC.
                               ----------------
            (Exact name of registrant as specified in its charter)


     Missouri                       1-13600                    43-1643751
-----------------           ----------------------          --------------
 (State or other           (Commission File Number)          (IRS Employer
  jurisdiction of                                          Identification No.)
  incorporation)



14323 S. Outer Forty, Suite 600N, Town & Country, Missouri          63017
----------------------------------------------------------        ---------
      (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code       (314) 878-0155
                                                  ---------------------------


                                Not applicable
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item  5.     Other Events

     Huntco Inc. issued a news release on February 14, 1997, with respect to its earnings release for the quarter ended January 31, 1997, and provided an update of its outlook for the balance of fiscal 1997. This news release is incorporated herein by reference to Exhibit 99 attached hereto.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTCO  INC.



By:       /s/ Robert J. Marischen
    -------------------------------------
    Robert J. Marischen,
     Vice Chairman & Chief Financial Officer

Date:      February 17, 1997

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                                 EXHIBIT INDEX

     These Exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K:

 Exhibit No.                      Description
 -----------           ---------------------------------

     99                News release of February 14, 1997